SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2015

MARTHA STEWART LIVING OMNIMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15395	52-2187059
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 West 26th Street New York, NY		10001
(Address of principal executive offices)		(Zip Code)

(212) 827-8000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 22, 2015, Martha Stewart Living Omnimedia, Inc. (“MSLO”) and Sequential Brands Group, Inc. (“Sequential”) issued a joint press release announcing their entry into a definitive merger agreement (the “Merger Agreement”). A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Joint Press Release, dated June 22, 2015.

Additional Information and Where to Find It

In connection with the proposed merger transaction, Sequential and MSLO will cause a newly formed public holding company to file with the SEC a Registration Statement on Form S-4 that will contain a proxy statement/prospectus for MSLO’s special meeting and other relevant documents. MSLO intends to furnish to MSLO’s Stockholders the proxy statement/prospectus and other relevant documents. BEFORE MAKING ANY VOTING DECISION, MSLO’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER. MSLO’s stockholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, MSLO’s stockholders may obtain a free copy of the proxy statement/prospectus and other of MSLO’s filings with the SEC from MSLO’s website at www.marthastewart.com/IR or by directing a request to: Martha Stewart Living Omnimedia, Inc., Attn: Corporate Secretary, 601 West 26th Street, New York, New York 10001 or knash@marthastewart.com.

The directors, executive officers and certain other members of management and employees of MSLO may be deemed “participants” in the solicitation of proxies from stockholders of MSLO in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of MSLO in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about MSLO’s executive officers and directors in its Annual Report on Form 10-K filed with the SEC on March 6, 2015, Amendment No. 1 to the Annual Report on Form 10-K/A filed with the SEC on April 27, 2015 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 7, 2014. Information about Sequential’s directors and executive officers is available in Sequential’s proxy statement for its 2015 Annual Meeting of Stockholders filed with the SEC on April 16, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger agreement and other related agreements when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from MSLO using the sources indicated above.

This document and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

Statements in this Current Report on Form 8-K and the exhibits furnished or filed herewith that relate to future results and events are forward-looking statements based on MSLO’s current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Risks, uncertainties and assumptions include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approvals for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) the failure of Sequential to obtain the necessary financing arrangements to consummate the transaction; (4) risks related to disruption of management’s attention from MSLO’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed merger on MSLO’s relationships with its licensing partners, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent MSLO’s views as of the date on which such statements were made. MSLO anticipates that subsequent events and developments will cause its views to change. However, although MSLO may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing MSLO’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in MSLO’s Annual Report on Form 10-K filed with the SEC on March 6, 2015, Amendment No. 1 to the Annual Report on Form 10-K/A filed with the SEC on April 27, 2015, and in subsequent reports on Forms 10-Q and 8-K filed with the SEC by MSLO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC.

	By:	/s/ Allison Hoffman
		Name:	Allison Hoffman
Date: June 22, 2015		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release, dated June 22, 2015.